Exhibit 3

               SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT

     THIS SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT is entered into as of April 4, 2005, by and among the parties signatories hereto. This Second Amended and Restated Joint Filing Agreement amends and restates the Amended and Restated Joint Filing Agreement, dated August 29, 2003, filed as Exhibit A to Amendment No. 6 of the Schedule 13D filed on September 3, 2003 (the "Statement on Schedule 13D").

     The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, par value $0.001 per share, of Micro Therapeutics, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated:  April 4, 2005                   EV3 LLC

                                        By:     /s/ James M. Corbett
                                               --------------------------------
                                               Name:  James M. Corbett
                                               Title: President and Chief
                                                      Executive Officer


Dated:  April 4, 2005                   MICRO INVESTMENT, LLC

                                               By:  ev3 LLC, Managing Member

                                        By:     /s/ James M. Corbett
                                               --------------------------------
                                               Name:  James M. Corbett
                                               Title: President and Chief
                                                      Executive Officer
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Dated:  April 4, 2005                   WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                               By:  Warburg Pincus Partners LLC,
                                                    its General Partner

                                               By:  Warburg Pincus & Co.,
                                                    its Managing Member

                                        By:     /s/ Sean D. Carney
                                               --------------------------------
                                               Name:  Sean D. Carney
                                               Title: Partner


Dated:  April 4, 2005                   WARBURG PINCUS & CO.

                                        By:     /s/ Sean D. Carney
                                               --------------------------------
                                               Name:  Sean D. Carney
                                               Title: Partner


Dated:  April 4, 2005                   WARBURG PINCUS LLC

                                        By:     /s/ Sean D. Carney
                                               --------------------------------
                                               Name:  Sean D. Carney
                                               Title: Member


Dated:  April 4, 2005                   WARBURG PINCUS PARTNERS LLC

                                             By:  Warburg Pincus & Co.,
                                                  its Managing Member

                                        By:     /s/ Sean D. Carney
                                               --------------------------------
                                               Name:  Sean D. Carney
                                               Title: Partner